FUNDING AGREEMENT

AGREEMENT made this ____ day of September, 2006, by and between BIOMETRX, Inc., a Delaware Corporation, ("Client") having its principal office at 500 North Broadway, Suite 204, Jericho, New York 11753 and BLX FUNDING LLC, a Delaware Limited Liability Company with offices at 1633 Broadway, 39th Floor, New York, New York 10019 ("BLX").

Client and BLX hereby agree to the terms set forth below:

1. Acquisition of Goods and Right of Set Off. Client hereby engages BLX to acquire the goods required to fulfill the Orders listed and described in Schedule A, annexed hereto and made a part hereof, in accordance with the Budget and in the manner agreed to by Client and BLX as set forth in Schedule B, annexed hereto and made a part hereof. As additional consideration and to induce BLX to enter into this Funding Agreement, Client shall execute the Set-Off Letter substantially in the form annexed hereto and made a part hereof in Schedule D.

2. Payments for the Purchase of Goods. BLX shall pay the costs specified in the Budget in accordance with the procedure set forth in Paragraph 3 of this Funding Agreement.

3. General Procedures.

(a) Budget. Client represents that the Budget set forth in Schedule B has been prepared in good faith and is based on Client's actual knowledge of the suppliers and costs set forth therein. Except as the parties shall otherwise specifically agree in writing, BLX shall purchase for its own account, the goods, piece goods and other materials set forth in the Budget.

(b) Inspections. BLX, in its sole and absolute discretion, shall have the right, but not the obligation, at Client's cost and expense, to inspect, audit, supervise or otherwise oversee any aspect of the fulfillment of the Orders. BLX shall have the right to require the institution of reasonable and necessary measures to assure timely and proper manufacture and delivery of goods.

(c) Ownership of Piece Goods and Finished Goods. Client acknowledges and agrees that BLX is the owner of the piece goods and the finished goods purchased and/or produced under this Funding Agreement and that title to the finished goods shall pass to Client upon delivery to the common carrier, to Client's customer or to any other party that BLX may, in its sole discretion, designate.

4. Payments to BLX.

(a) In consideration of BLX's obligations hereunder, Client shall pay to BLX the sum of:

A. The Budgeted Costs as set forth on Schedule B;

B. The total Additional Expenses, defined in paragraph 11 of this Funding Agreement; and

C. BLX's Fee, defined in paragraph 12 of this Funding Agreement.

(b) The parties acknowledge and agree that the amounts described in Paragraphs 4(a) A and B shall be earned when paid or incurred by BLX, whichever occurs first and

that the amount described in Paragraph 4(a) C shall be earned upon execution of this Funding Agreement.

(c) The amounts earned as provided in Paragraph 4(b) shall be due and payable when earned provided, however, that payment may be delayed, as the parties may agree in writing, until the day after actual shipment to the customers in accordance with the Orders. In the event that all or any part of the Orders are canceled, payment shall be due upon such cancellation date. In any event, payment shall be due no later than the cancellation date set forth in the Orders.

(d) The parties understand, acknowledge and agree that the Client shall bear the risk of cancellation of all or any part of the Orders, chargebacks, allowances, off-sets or deductions of any kind whatsoever against or from the invoices arising from or out of the shipment of the goods funded under this Agreement, as well as any charges, off-sets or deductions of any kind taken, claimed or asserted by BLX pursuant to any other agreement between the parties, including, but not limited to, the Factoring Agreement dated ____________, 2006.

5. Client's Representations. Client represents, warrants and covenants to BLX that:

(a) Client is the sole owner of the Orders and none of the Orders has been previously assigned or encumbered in any manner. Client has full power and authority to enter into and perform this Funding Agreement and the transactions contemplated hereunder;

(b) Each Order is for the amount stated on Schedule A and, except as otherwise provided herein, there are no set-offs, deductions, disputes, contingencies or counterclaims against Client or any of the Orders and each Account Receivable arising from or out of each Order will be for the amount stated on such Order and there are, and will be, no set-offs, deductions, disputes, contingencies or counterclaims against Client or any of the Accounts Receivable;

(c) Client shall furnish BLX a written status report on each Order on Monday of each week until the Order is fulfilled. BLX is authorized to communicate directly with the customer regarding the Orders and the Client;

(d) Should Client receive payment of all or any portion of any Order together with any products, contract rights and/or insurance claims relating to the Orders or any and all of the proceeds of this Funding Agreement including, but not limited to, any and all Accounts Receivable arising from or out of the Orders, Client shall so notify BLX immediately and shall hold all checks and other instruments received in trust for BLX and shall deliver to BLX such checks and other instruments (or, at the direction of BLX, the proceeds of this Funding Agreement) without delay;

(e) BLX shall have the right of endorsement on all payments received in connection with each Account Receivable arising from or out of the sale of goods produced under this Funding Agreement;

(f) Client shall not sell, lease, transfer or otherwise dispose of all or substantially all of its property or assets or consolidate with or merge into or with any corporation or entity without BLX's prior written consent;

(g) All books and records pertaining to Client's business shall be maintained solely and exclusively at the above address and no such books and records shall be moved or transferred without thirty (30) days prior written notice to BLX;

(h) Client shall hold all returned, replevied or reclaimed goods coming into its possession in trust for BLX and all such goods shall be segregated and identified as held in trust for BLX's benefit and Client shall, at BLX's request, and at Client's expense, deliver such goods to such place or places as BLX may designate;

(i) Client shall maintain such insurance with respect to the goods as may be reasonably required by BLX, and Client shall name BLX as an additional insured and loss payee under such insurance policies. Client shall provide BLX, at its request, with a certificate of insurance certifying such coverage;

(j) The Budget set forth in Schedule B has been prepared in good faith and is based on Client's actual knowledge of the suppliers and costs set forth therein; and

(k) Client is duly authorized to do business in any jurisdiction in which it is required by law to qualify as a foreign corporation.

The representations, warranties and covenants made in this Paragraph 5 are continuing and shall survive the expiration or termination of this Funding Agreement.

6. Collateral Security. As collateral security for all of Client's Obligations (as hereinafter defined) hereunder, Client hereby assigns and grants to BLX a continuing security interest in, and the right to set-off with respect to the following Collateral: (i) All accounts, contract rights, instruments, documents, chattel paper, general intangibles (including but not limited to trademarks, trade names, patents, copyrights and all other forms of intellectual property, and tax refunds), returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with BLX or others, the proceeds thereof and the goods represented thereby; (ii) all monies, securities and other property now or thereafter held or received by or in transit to BLX from Client whether for safekeeping, pledge, custody, transmission, collection, or otherwise, and all of Client's deposits and credit balances in BLX's possession; (iii) all of Client's goods (defined in Article 9 of the Uniform Commercial Code) whether now owned or hereafter acquired by Client and wherever located, all replacements and substitutions therefor or accessions thereto and all proceeds thereof, including, without limitation, machinery and equipment wherever located (but excluding inventory) none of which the client is authorized to sell, lease or otherwise dispose of without the written consent of BLX. All warranty and other claims against any vendor or lessor of any of the foregoing; (iv) all inventory now and hereafter owned by Client, all contract rights with respect thereto and all documents representing the same and all proceeds and products thereof, including, without limitation, all goods intended for sale or lease by Client, or to be furnished by Client under contracts of service and all materials and supplies of every nature used or useable in connection with the packing, shipping, advertising, selling, leasing or furnishing of such goods, all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; inventory returned by Client to its suppliers shall remain subject to BLX's security interest; (v) all investment property; and (vi) all cash and non-cash proceeds of any of the foregoing, in whatever form (including, but not limited to, proceeds in the form of inventory, equipment or any other form of personal property and the proceeds of any insurance policies covering any of the foregoing). All of the foregoing shall secure payment and performance of all of Client's Obligations at any time owing to BLX. BLX is irrevocably authorized at any time to charge Client's account (and against any credit balance on BLX's books in Client's favor, whether matured or unmatured) the amount of any or all of the Obligations. Client

shall pay to BLX on demand any debit balance at any time existing in Client's account, with interest at the maximum rate permitted by law. To carry out the foregoing, Client shall execute and deliver to BLX such other documents and instruments, including, without limitation, Uniform Commercial Code ("UCC") financing statements or amendments, as BLX may request from time to time. In addition, BLX is hereby authorized to file financing statements under the UCC, with respect to the above collateral, signed only by BLX. Client also hereby grants BLX a power of attorney, which shall be deemed coupled with an interest and shall be irrevocable, to sign Client's name on any UCC financing statement or any amendment thereto. Client shall not create or permit to exist any lien or security interest on any of the Collateral, except in BLX's favor. Client shall furnish BLX, from time to time, such financial information and records regarding Client's business and financial condition as BLX may request; and BLX may (at Client's cost and expense) inspect, examine and make copies of Client's business and financial records as BLX may from time to time desire.

7. Governing Law. This Funding Agreement has been made in, and shall be governed by the laws of the State of New York, without giving effect to conflict of laws rules. Client hereby consents to the jurisdiction of any federal or state court located within the State of New York. Client hereby waives its right to trial by jury in any suit or proceeding arising under or relating to this Funding Agreement.

8. Charges. BLX shall have full power and authority to collect each Account Receivable, or other proceeds arising from or out of the Orders, through legal action or otherwise, and may, in its sole and absolute discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Orders, (or other proceeds arising from or out of the Orders) or otherwise exercise any other right now existing or hereafter arising with respect to any of the Orders (or other proceeds arising from or out of the Orders), if such action will facilitate collection. The amount of such reduction (including, but not limited to, reasonable attorney's fees and court and other costs) shall reduce the balance otherwise due to the Client.

9. Client's Breach. In the event of any breach by Client of any provision of this Funding Agreement, Client will pay all Obligations upon demand. Notwithstanding the foregoing: should Client be in default under this Funding Agreement or any Obligation, assign for the benefit of creditors, become insolvent, or call a meeting of creditors; or should any action or proceeding be commenced by or against Client for relief under any bankruptcy law now or hereafter in effect or for an arrangement, reorganization, receiver or the like; or if control of the Client or ownership of a majority of Client's outstanding stock should change hereafter; then, in such event, BLX shall have the right to terminate this Agreement at any time without notice. Upon any such default and at any time thereafter, BLX may declare all Obligations secured hereby immediately due and payable and BLX shall have the remedies of a secured party provided in the Uniform Commercial Code, and in addition, those provided by other provisions of law and in this Funding Agreement. Notwithstanding any termination of this Funding Agreement, all of BLX's rights and security interests and all of the terms, conditions, and provisions of this Funding Agreement shall continue in full force and effect and until all transactions entered into prior to termination have been fully concluded and all Obligations have been paid in full. Client shall also pay to BLX on demand, the amount of any Obligations arising after termination of this Funding Agreement.

10. Complete Agreement. This Funding Agreement sets forth the complete and entire understanding between the parties and may only be modified by a written instrument signed by the party to be bound thereby.

11. Additional Expenses. BLX shall incur general expenses for Client's account, including, but not limited to, overnight mail delivery, postage, costs of inspections, wire transfers, filing and search fees, audit fees, insurance, duty, freight and similar expenses, all of which will be charged to Client and deducted from proceeds or otherwise. The following specific expenses will be charged as follows:

ITEM	AMOUNT
Postage	U.S. Postal Service prevailing rates
Domestic wire transfer of immediately available funds	$25 per transfer
Overnight mail (Domestic)	$35 per package
Check certification/Cashier's Check	$25 per check
UCC Continuation Search Fees	$250
Opening Charge for Letter of Credit (including cable)	$250
Amendment of Letter of Credit (including cable)	$250 per amendment

12. Fee Schedule. BLX's fee shall be as set forth in Schedule C annexed hereto and made a part hereof.

13. Miscellaneous. This Funding Agreement shall be binding upon Client, its affiliates, successors, legal representatives, and permitted assigns. This Funding Agreement shall be binding upon BLX, its successors, legal representatives, and permitted assigns. Notwithstanding anything to the contrary herein contained, Client may not assign any right, or delegate any duty hereunder, without the prior written consent of BLX. BLX may assign any right, or delegate any duty hereunder, to any person or entity controlled, directly or indirectly, by it or any of its shareholders. If any provision of this Funding Agreement is held to be unenforceable, no other provision shall be affected thereby, and the remainder of the Funding Agreement shall be interpreted as if it did not contain the unenforceable provision. No delay or failure on BLX's part in exercising any right, privilege or option hereunder shall operate as a waiver of this Funding Agreement or of any other right, privilege or option. No waiver whatsoever by BLX shall be binding unless in writing, signed by BLX, and then only to the extent therein set forth. The parties acknowledge and agree that nothing herein shall be construed as creating a joint venture or a partnership between the parties and that the transactions contemplated herein do not constitute a lending relationship between Client and BLX. The parties acknowledge and agree that nothing herein shall be construed as creating a third-party beneficiary. Notices shall be deemed given when sent or dispatched to the parties at their respective addresses set forth above.

The term "Receivables" or "Account or Accounts Receivable" shall mean all existing and hereafter created accounts, contract rights and general intangibles relating thereto, notes, drafts and other forms of obligations owed to or owned by Client or its factor arising or resulting from the sale of goods or the rendering of services, all proceeds of this Funding Agreement, all guaranties and security therefore, and all goods and rights represented thereby or arising therefrom, including, but not limited to, the right of stoppage in transit, replevin and reclamation.

The term "Obligation" or "Obligations" shall mean all advances, debts, liabilities, obligations, covenants and duties owing by Client to BLX, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether arising under this or any other agreement or by operation of law or otherwise. The Obligations also include, without limitation, BLX's fees and expenses; charges or chargebacks arising out of or in connection with disputes or otherwise; costs and expenses (including reasonable attorney's fees and court and other costs) incurred in enforcing, protecting or administering any of BLX's rights under this Funding Agreement, or in the prosecution

or defense of any action relating to this Funding Agreement or to any receivables; amounts recovered from BLX on account of payments previously made by customers or others to Client; and any taxes or penalties or other charges which BLX may be required to pay in connection with this Funding Agreement or any transaction carried out in connection herewith.

From time to time after the execution of this Agreement, Client may deliver to BLX a written request for funding of additional purchase orders (the "Additional Orders"), accompanied by the Additional Orders and a related revised budget for the purchase of goods required by the Additional Orders (the "Revised Budget"). Upon BLX's written approval of such request, this Agreement shall apply to such Additional Orders and Revised Budget, effective upon the date of BLX's written approval. Client acknowledges and agrees that approval of any request under this paragraph is in BLX's sole and absolute discretion and must be in writing delivered to Client by BLX.

14. Acceptance. This Funding Agreement has been offered to Client unsigned, and shall constitute a binding agreement between Client and BLX only when it is received at BLX offices in New Jersey with Client's written acceptance endorsed at the foot of this Funding Agreement and when executed by BLX.

IN WITNESS WHEREOF, the undersigned have entered into this Funding Agreement.

For: BLX FUNDING LLC

By: [signature]

Mark Weinberg, Chief Executive Officer

For: BIOMETRX, INC.

By: [signature]

Mark R. Basile, Chief Executive Officer

SCHEDULE A

PURCHASE ORDER(S)

SCHEDULE B
<u>BUDGET</u>

The purchase of the goods to be effected by BLX's Letter of Credit, issued by a financial institution of its choice, or such other financial accommodation, containing such terms and conditions as it, after consultation with Client, but in BLX's sole discretion, deems necessary and proper, to effect the transactions contemplated by this Funding Agreement.

SCHEDULE C

FEE SCHEDULE

2.50% of the Letter of Credit amount or otherwise provide funds for 30 days.

Additional Charges

.84% for each additional 10 day period, or part thereof, in excess of the initial 30 day period.

The Company will pay to BLX, prior to the opening of each Letter of Credit, an amount equal to .5% of the Letter of Credit amount to cover costs incurred by BLX in connection with the opening of a Letter of Credit.

Any additional charges, including, but not limited to, bank charges, filing fees, insurance fees, freight or customs duties or fees, and legal fees, or inspection costs, paid or incurred in connection with effecting the transactions contemplated herein.

SCHEDULE D

[TYPED ON CLIENT LETTERHEAD]

__________________, 2006

BLX Funding LLC
1633 Broadway, 39th floor
New York, New York 10019

Re: Right of Set-Off

Gentlemen:

In consideration of your extending financial accommodations to us from time to time, we hereby:

1. Acknowledge and confirm your right to set off against, all moneys and claims for moneys due or to become due to us from you (hereinafter referred to as our "Credit Balances") arising under a certain Factoring Agreement, dated ________________, 2006 by and between you and us as the same may from time to time be modified and amended (the "Agreement"), for the payment of all claims, moneys or indebtedness due to you whether now existing or hereafter incurred, whether contracted by us alone or jointly or severally with another or others, absolute or contingent, secured or unsecured, matured or not matured (the "Obligations");

2. Further irrevocably authorize and empower you, in our name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all of our Credit Balances, or any part thereof, to file claims and to commence, maintain or discontinue any actions, suits or other proceedings as you may deem advisable in order to collect or enforce such payment;

3. Agree to execute and deliver to you such additional instruments, financing statements and related papers as you may from time to time request whenever necessary, in your exclusive opinion, to establish, maintain and effect the validity and enforceability of your rights with respect to our Credit Balances. You may file any such financing statement without our signature and we agree to pay any related filing fees;

4. Agree that this agreement shall continue in effect so long as any Obligations to you are outstanding;

5. Agree that, so long as any Obligations to you are outstanding, we will not seek-any amendment of the Agreement;

6. Agree that this agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and assigns;

7. Acknowledge that this agreement does not in any way modify any of our obligations under the Agreement;

8. Agree that this agreement shall be governed by the laws of the State of New Jersey and shall not be changed, modified or discharged, in whole or in part, unless in writing and signed by each of the parties hereto;

9. Acknowledge and agree that nothing contained herein shall impose any restriction upon or limit your rights under the Agreement.

Very truly yours,

BIOMETRX, INC.

By: ______________________________

Name: Mark R. Basile
Title: Chief Executive Officer

ACCEPTED:

BLX FUNDING LLC

By: ______________________________

Name: Mark D. Weinberg
Title: Chief Executive officer

DATED: ___________________________

Acknowledgment

STATE OF NEW JERSEY :
: SS:
COUNTY OF :

On this 18 day of September, 2006, before me personally came Mark R. Basile, to me known, who being duly sworn, did depose and say that he resides at 736 Carlisle Road, Jericho, New York 11753 and that he is the Chief Executive Officer of BioMETRX, Inc., a Delaware corporation, the corporation described in and which executed the foregoing instrument, and acknowledged that he executed the same by authority of the board of directors of said corporation for the uses and purposes in said corporation set forth.

Notary Public

CARMEN GAVIRIA
NOTARY PUBLIC, STATE OF NEW YORK
No 01GA6115249
QUALIFIED IN KINGS COUNTY
MY COMMISSION EXPIRES SEPT 7, 2008